UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
May 17, 2021
COMMISSION FILE NUMBER 001-36285
Incorporated in the State of Delaware
I.R.S. Employer Identification Number 46-4559529
Rayonier Advanced Materials Inc.
1301 Riverplace Boulevard, Jacksonville, Florida 32207
(Principal Executive Office)
Telephone Number: (904) 357-4600
Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	RYAM	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Rayonier Advanced Materials Inc.

		Page
Item 5.07	Submission of Matters to a Vote of Security Holders	1
	Signature	2

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2021 Annual Meeting of Stockholders of Rayonier Advanced Materials Inc. (“the “Company”) was held on May 17, 2021 (the “Annual Meeting”). At the Annual Meeting, stockholders of the Company (1) elected all three of the director nominees to terms expiring in 2024, (2) indicated their preference that the Company hold future advisory votes to approve the compensation of its named executive officers annually, (3) approved, on an advisory basis, the compensation of the Company’s named executive officers, (4) approved the Rayonier Advanced Materials Inc. 2021 Incentive Stock Plan, and (5) ratified the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for 2021.
The final voting results were as follows:

Election of Directors, Terms Expire in 2024	Votes For	Votes Against	Abstain	Broker Non-Votes
Charles E. Adair	40,905,218	3,757,347	116,836	8,690,101
Julie A. Dill	39,312,473	5,348,399	118,529	8,690,101
James F. Kirsch	34,751,778	9,907,448	120,175	8,690,101

Advisory Vote on the Frequency of Future Non-Binding Votes on the Compensation of Our Named Executive Officers	One Year	Two Years	Three Years	Abstain
	40,548,497	35,466	4,057,175	138,263

Advisory Vote on the Compensation of Our Named Executive Officers	Votes For	Votes Against	Abstain	Broker Non-Votes
	39,789,961	4,744,345	245,095	8,690,101

Approval of the Rayonier Advanced Materials Inc. 2021 Incentive Stock Plan	Votes For	Votes Against	Abstain	Broker Non-Votes
	39,608,380	5,020,194	150,827	8,690,101

Ratification of Auditors	Votes For	Votes Against	Abstain	Broker Non-Votes
	53,253,396	164,107	51,999	—

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Rayonier Advanced Materials Inc. (Registrant)

BY:	/s/ Richard Colby Slaughter
Richard Colby Slaughter
Vice President, General Counsel and Corporate Secretary

May 19, 2021

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